Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments	12 Months Ended
Dec. 31, 2013
Business Combinations, Discontinued Operations, And Disposal Groups [Abstract]
Acquisitions and Divestitures
Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments

A. Acquisitions

NextWave Pharmaceuticals Incorporated

On November 27, 2012, we completed our acquisition of NextWave Pharmaceuticals Incorporated (NextWave), a privately held, specialty pharmaceutical company. As a result of this acquisition, Pfizer now holds exclusive North American rights to Quillivant XR™ (methylphenidate hydrochloride), the first once-daily liquid medication approved in the U.S. for the treatment of attention deficit hyperactivity disorder. Quillivant XR received approval from the U.S. Food and Drug Administration (FDA) on September 27, 2012, and was launched in the U.S. on January 14, 2013. The total consideration for the acquisition was approximately $442 million, which consisted of upfront payments to NextWave's shareholders of approximately $278 million and contingent consideration with an estimated acquisition-date fair value of approximately $164 million. The contingent consideration consisted of up to $425 million in additional payments that are contingent upon attainment of certain revenue milestones. In 2013, we finalized the allocation of the consideration transferred to the assets acquired and the liabilities assumed in this acquisition. We recorded $519 million in Identifiable intangible assets, consisting of $474 million in Developed technology rights and $45 million in In-process research and development; $166 million in net deferred tax liabilities; and $89 million in Goodwill. In 2013, as a result of lowered commercial forecasts, the fair value of the contingent consideration decreased and we recognized a pre-tax gain of approximately $114 million in Other (income)/deductions––net.

Nexium Over-The-Counter Rights

In August 2012, we entered into an agreement with AstraZeneca for the exclusive, global, over-the-counter (OTC) rights for Nexium, a leading prescription drug currently approved to treat the symptoms of gastroesophageal reflux disease. We made an upfront payment of $250 million to AstraZeneca, and AstraZeneca is eligible to receive milestone payments of up to $550 million based on product launches and level of sales, as well as royalty payments based on sales. The upfront payment for this Consumer Healthcare asset acquisition was expensed and included in Research and development expenses in our consolidated statement of income for the year ended December 31, 2012.

Alacer Corp.

On February 26, 2012, we completed our acquisition of Alacer Corp., a company that manufactured, marketed and distributed Emergen-C, a line of effervescent, powdered drink mix vitamin supplements. In connection with this Consumer Healthcare acquisition, we recorded $181 million in Identifiable intangible assets, consisting primarily of the Emergen-C indefinite-lived brand; $69 million in net deferred tax liabilities; and $192 million in Goodwill.

Ferrosan Holding A/S

On December 1, 2011, we completed our acquisition of the consumer healthcare business of Ferrosan Holding A/S (Ferrosan), a Danish company engaged in the sale of science-based consumer healthcare products, including dietary supplements and lifestyle products, primarily in the Nordic region and the emerging markets of Russia and Central and Eastern Europe. This acquisition is reflected in our consolidated financial statements beginning in the first fiscal quarter of 2012. Our acquisition of Ferrosan’s consumer healthcare business increases our presence in dietary supplements with a new set of brands and pipeline products. Also, we believed that the acquisition would allow us to expand the marketing of Ferrosan's brands through Pfizer's global footprint and provide greater distribution and scale for certain Pfizer brands, such as Centrum and Caltrate, in Ferrosan's key markets. In connection with this Consumer Healthcare acquisition, we recorded $362 million in Identifiable intangible assets, consisting of indefinite-lived and finite-lived brands; $94 million in net deferred tax liabilities; and $322 million in Goodwill.

Excaliard Pharmaceuticals, Inc.

On November 30, 2011, we completed our acquisition of Excaliard Pharmaceuticals, Inc. (Excaliard), a privately owned biopharmaceutical company. Excaliard's lead compound, EXC-001, a Phase 2 compound, is an antisense oligonucleotide designed to interrupt the process of skin fibrosis by inhibiting expression of connective tissue growth factor (CTGF). The total consideration for the acquisition was approximately $174 million, which consisted of an upfront payment to Excaliard's shareholders of approximately $86 million and contingent consideration with an estimated acquisition-date fair value of approximately $88 million. The contingent consideration consists of up to $230 million in additional payments that are contingent upon the attainment of certain regulatory and revenue milestones. Payments under the contingent consideration arrangement were $30 million in 2012 as a regulatory milestone was reached. In connection with this Worldwide Research and Development acquisition, we recorded $257 million in Identifiable intangible assets––In-process research and development; $87 million in net deferred tax liabilities; and $8 million in Goodwill.

Icagen, Inc.

On September 20, 2011, we completed our cash tender offer for the outstanding shares of Icagen, Inc. (Icagen), resulting in an approximate 70% ownership of the outstanding shares of Icagen, a biopharmaceutical company focused on discovery, development and commercialization of novel orally-administered small molecule drugs that modulate ion channel targets. On October 27, 2011, we acquired all of the remaining shares of Icagen. In connection with this Worldwide Research and Development acquisition, we recorded $19 million in Identifiable intangible assets.

King Pharmaceuticals, Inc.

Description of the Transaction

On January 31, 2011 (the acquisition date), we completed a tender offer for the outstanding shares of common stock of King Pharmaceuticals, Inc. (King), at a purchase price of $14.25 per share in cash and acquired approximately 92.5% of the outstanding shares. On February 28, 2011, we acquired all of the remaining shares of King for $14.25 per share in cash. As a result, the total fair value of consideration transferred for King was approximately $3.6 billion in cash ($3.2 billion, net of cash acquired).

King’s principal businesses consisted of a prescription pharmaceutical business focused on delivering new formulations of pain treatments designed to discourage common methods of misuse and abuse; the Meridian auto-injector business for emergency drug delivery; an established products portfolio; and an animal health business.

Recording of Assets Acquired and Liabilities Assumed

The following table provides the assets acquired and liabilities assumed from King:
(MILLIONS OF DOLLARS)	Amounts Recognized as of Acquisition Date(a)
Working capital, excluding inventories	$155
Inventories	340
Property, plant and equipment	412
Identifiable intangible assets, excluding in-process research and development	1,806
In-process research and development	303
Net tax accounts	(328)
All other long-term assets and liabilities, net	102
Total identifiable net assets	2,790
Goodwill(b)	765
Net assets acquired/total consideration transferred	$3,555

(a)
Includes animal health-related assets and liabilities. In 2013, we disposed of our Animal Health business. For additional information, see Notes to Consolidated Financial Statements—Note 2B. Acquisitions, Divestitures, Collaborative Arrangements and Equity-Method Investments: Divestitures.

(b)
Goodwill recorded as of the acquisition date totaled $720 million for our three biopharmaceutical operating segments and $45 million for our Animal Health operating segment. (Since the acquisition of King, we have revised our operating segments and disposed of our Animal Health business.)

As of the acquisition date, the fair value of accounts receivable approximated the book value acquired. The gross contractual amount receivable was $200 million, virtually all of which was expected to be collected.

Goodwill is calculated as the excess of the consideration transferred over the net assets recognized and represents the future economic benefits arising from other assets acquired that could not be individually identified and separately recognized. Specifically, the goodwill recorded as part of the acquisition of King includes the following:

•	the expected synergies and other benefits that we believed would result from combining the operations of King with the operations of Pfizer;

•	any intangible assets that did not qualify for separate recognition, as well as future, yet unidentified projects and products; and

•
the value of the going-concern element of King’s existing businesses (the higher rate of return on the assembled collection of net assets versus if Pfizer had acquired all of the net assets separately).

Goodwill is not amortized and is not deductible for income tax purposes (see Note 10A. Goodwill and Other Intangible Assets: Goodwill for additional information).

The assets and liabilities arising from contingencies recognized as of the acquisition date are not significant to Pfizer’s consolidated financial statements.

Actual and Pro Forma Impact of Acquisition

Revenues from King are included in Pfizer's consolidated statements of income from the acquisition date, January 31, 2011, through Pfizer’s domestic and international year-ends and were $1.3 billion in 2011. We are not able to provide the results of operations attributable to King in 2011 as those operations had been substantially integrated into the larger Pfizer operation shortly after the acquisition.

The following table provides supplemental pro forma information:
Unaudited Pro Forma Consolidated Results(a)
Year Ended December 31,
(MILLIONS OF DOLLARS, EXCEPT PER SHARE DATA)	2011
Revenues	$61,122
Net income attributable to Pfizer Inc.	10,228
Diluted earnings per share attributable to Pfizer Inc. common shareholders	1.30

(a)	The pro forma information for December 31, 2011 assumes that the acquisition of King occurred on January 1, 2010.
The unaudited pro forma consolidated results do not purport to project the future results of operations of the combined company nor do they reflect the expected realization of any cost savings associated with the acquisition. The unaudited pro forma consolidated results reflect the historical financial information of Pfizer and King, adjusted for the following pre-tax amounts:

•	Elimination of King's historical intangible asset amortization expense (approximately $6 million in 2011).

•	Additional amortization expense (approximately $15 million in 2011) related to the fair value of identifiable intangible assets acquired.

•	Additional depreciation expense (approximately $3 million in 2011) related to the fair value adjustment to property, plant and equipment acquired.

•	Adjustment related to the fair value adjustments to acquisition-date inventory estimated to have been sold (elimination of $160 million charge in 2011).

•	Adjustment for acquisition-related costs directly attributable to the acquisition (elimination of $224 million of charges in 2011, reflecting charges incurred by both King and Pfizer).

B. Divestitures

Animal Health Business—Zoetis Inc.

On June 24, 2013, we completed the full disposition of our Animal Health business. The full disposition was completed through a series of steps, including the formation of Zoetis, an initial public offering (IPO) of an approximate 19.8% interest in Zoetis and an exchange offer for the remaining 80.2% interest.

Formation of Zoetis—On January 28, 2013, our then wholly owned subsidiary, Zoetis, issued $3.65 billion aggregate principal amount of senior notes. Also, on January 28, 2013, we transferred to Zoetis substantially all of the assets and liabilities of our Animal Health business in exchange for all of the Class A and Class B common stock of Zoetis, $1.0 billion of the $3.65 billion of Zoetis senior notes, and an amount of cash equal to substantially all of the cash proceeds received by Zoetis from the remaining $2.65 billion of senior notes issued. The $1.0 billion of Zoetis senior notes received by Pfizer were exchanged by Pfizer for the retirement of Pfizer commercial paper issued in 2012, and the cash proceeds received by Pfizer of approximately $2.6 billion were used for dividends and stock buybacks.

Initial Public Offering (19.8% Interest)—On February 6, 2013, an IPO of the Class A common stock of Zoetis was completed, pursuant to which we sold 99.015 million shares of Class A common stock of Zoetis (all of the Class A common stock, including shares sold pursuant to the underwriters' overallotment option to purchase additional shares, which was exercised in full) in exchange for the retirement of approximately $2.5 billion of Pfizer commercial paper issued in 2013. The Class A common stock sold in the IPO represented approximately 19.8% of the total outstanding Zoetis shares. The excess of the consideration received over the net book value of our divested interest was approximately $2.3 billion and was recorded in Additional paid-in capital.

Exchange Offer (80.2% Interest)—On June 24, 2013, we exchanged all of our remaining interest in Zoetis, 400.985 million shares of Class A common stock of Zoetis (after converting all of our Class B common stock into Class A common stock, representing approximately 80.2% of the total outstanding Zoetis shares), for approximately 405.117 million outstanding shares of Pfizer common stock on a tax-free basis pursuant to an exchange offer made to Pfizer shareholders. The $11.4 billion of Pfizer common stock received in the exchange transaction was recorded in Treasury stock and was valued using the opening price of Pfizer common stock on June 24, 2013, the date we accepted the Zoetis shares for exchange. The gain on the sale of the remaining interest in Zoetis was approximately $10.3 billion, net of income taxes resulting from certain legal entity reorganizations, and was recorded in Gain on disposal of discontinued operations––net of tax in the consolidated statement of income for the year ended December 31, 2013.

In summary, as a result of the above transactions, we received cash and were relieved of debt obligations in the aggregate amount of approximately $6.1 billion and received shares of Pfizer common stock (held in Treasury stock) valued at approximately $11.4 billion.

The operating results of the animal health business are reported as Income from discontinued operations––net of tax in the consolidated statements of income through June 24, 2013, the date of disposal. In addition, in the consolidated balance sheet as of December 31, 2012, the assets and liabilities associated with this business are classified as Assets of discontinued operations and other assets held for sale and Liabilities of discontinued operations, as appropriate. Prior-period financial information has been restated, as appropriate.

In connection with the above transactions, we entered into a transitional services agreement (TSA) and manufacturing and supply agreements (MSAs) with Zoetis that are designed to facilitate the orderly transfer of business operations to the standalone Zoetis entity. The TSA relates primarily to administrative services, which are generally to be provided within 24 months. Under the MSAs, we will manufacture and supply certain animal health products to Zoetis for a transitional period of up to 5 years, with an ability to extend, if necessary, upon mutual agreement of both parties. These agreements are not material and none confers upon us the ability to influence the operating and/or financial policies of Zoetis subsequent to June 24, 2013, the full disposition date.

Nutrition Business

On November 30, 2012, we completed the sale of our Nutrition business to Nestlé for $11.85 billion in cash, and recognized a gain of approximately $4.8 billion, net of tax, in Gain on disposal of discontinued operations––net of tax. The divested business includes:

•	our former Nutrition operating segment and certain prenatal vitamins previously commercialized by the Pfizer Consumer Healthcare operating segment; and

•
other associated amounts, such as direct manufacturing costs, enabling support functions and other costs not charged to the business, purchase-accounting impacts, acquisition-related costs, impairment charges, restructuring charges and implementation costs associated with our cost reduction/productivity initiatives, all of which are reported outside our operating segment results.

The operating results of this business are reported as Income from discontinued operations––net of tax in the consolidated statements of income through November 30, 2012, the date of disposal.

While the full purchase price of $11.85 billion was received on November 30, 2012, the sale of the business was not completed in certain non-U.S. jurisdictions at that date as regulatory review of the transaction was not yet complete. In these jurisdictions, which represented a relatively small portion of the Nutrition business, we continued to operate the business on an interim basis pending regulatory approval or divestiture to a third party buyer. These interim arrangements, pursuant to which Pfizer operated the business for the net economic benefit of Nestlé and was indemnified by Nestlé against any risk associated with such operations during the interim period, concluded with the sale of these operations in those jurisdictions in 2013. In 2012, as Pfizer operated the business in those jurisdictions for the net economic benefit of Nestlé, we had already received all of the expected proceeds from the sale, and as Nestlé was contractually obligated to complete the transaction (or permit us to divest the delayed businesses to a third party buyer on its behalf) regardless of the outcome of any pending regulatory reviews, we treated these delayed-close businesses as sold for accounting purposes.

In connection with the sale transaction, we also entered into certain transitional agreements designed to ensure and facilitate the orderly transfer of business operations to the buyer. These agreements primarily relate to administrative services, which are generally being provided for a period of 2 to 18 months. We are also manufacturing and supplying certain prenatal vitamin products for a transitional period. These agreements are not material and none confers upon us the ability to influence the operating and/or financial policies of the Nutrition business subsequent to November 30, 2012, the disposition date.

Capsugel Business

On August 1, 2011, we completed the sale of our Capsugel business for approximately $2.4 billion in cash and recognized a gain of approximately $1.3 billion, net of tax, in Gain on sale of discontinued operations––net of tax. The operating results of this business are reported as Income from discontinued operations––net of tax in the consolidated statement of income for 2011 through August 1, 2011, the date of disposal.

Total Discontinued Operations

The following table provides the components of Discontinued operations—net of tax:
	Year Ended December 31,(a)
(MILLIONS OF DOLLARS)	2013	2012	2011
Revenues	$2,201	$6,587	$6,897
Pre-tax income from discontinued operations(a)	408	1,253	1,310
Provision for taxes on income(b)	100	459	425
Income from discontinued operations––net of tax	308	794	885
Pre-tax gain on sale of discontinued operations	10,446	7,123	1,688
Provision for taxes on income(c)	92	2,340	384
Gain on disposal of discontinued operations––net of tax	10,354	4,783	1,304
Discontinued operations––net of tax	$10,662	$5,577	$2,189

(a)
Includes (i) the Animal Health (Zoetis) business through June 24, 2013, the date of disposal, (ii) the Nutrition business through November 30, 2012, the date of disposal and (iii) the Capsugel business through August 1, 2011, the date of disposal.

(b)
Includes a deferred tax benefit of $23 million for 2013 and $23 million for 2012, and a deferred tax expense of $28 million for 2011, which is net of a deferred tax expense of $42 million in 2012, and includes a deferred tax expense of $6 million in 2011 related to investments in certain foreign subsidiaries, resulting from our intention not to hold these subsidiaries indefinitely.

(c)
For 2013, primarily reflects income tax expense of $122 million resulting from certain legal entity reorganizations. For 2012 and 2011, includes a deferred tax expense of $1.4 billion for 2012 and $190 million for 2011, which includes a deferred tax expense of $2.2 billion for 2012 and $190 million for 2011 on certain current-year funds earned outside the U.S. that will not be indefinitely reinvested overseas. For 2012, also includes a deferred tax benefit reflecting the reversal of net deferred tax liabilities associated with the divested Nutrition assets.

The following table provides the components of Assets of discontinued operations and other assets held for sale and Liabilities of discontinued operations:
	As of December 31,(a)
(MILLIONS OF DOLLARS)	2013	2012
Cash and cash equivalents	$—	$308
Accounts receivable, less allowance for doubtful accounts	—	922
Inventories	—	1,137
Other current assets	—	242
Property, plant and equipment, less accumulated depreciation	76	1,318
Goodwill	—	1,011
Identifiable intangible assets, less accumulated amortization	—	867
Other noncurrent assets	—	139
Assets of discontinued operations and other assets held for sale	$76	$5,944

Current liabilities	$21	$874
Other liabilities	—	568
Liabilities of discontinued operations	$21	$1,442

(a)	In 2012, virtually all relates to Zoetis (our former Animal Health business).

The net cash flows of our discontinued operations for each of the categories of operating, investing and financing activities are not significant for any period presented, except that investing activities include the cash proceeds, if any, associated with these dispositions.

C. Collaborative Arrangements

In the normal course of business, we enter into collaborative arrangements with respect to in-line medicines, as well as medicines in development that require completion of research and regulatory approval. Collaborative arrangements are contractual agreements with third parties that involve a joint operating activity, typically a research and/or commercialization effort, where both we and our partner are active participants in the activity and are exposed to the significant risks and rewards of the activity. Our rights and obligations under our collaborative arrangements vary. For example, we have agreements to co-promote pharmaceutical products discovered by us or other companies, and we have agreements where we partner to co-develop and/or participate together in commercializing, marketing, promoting, manufacturing and/or distributing a drug product.

The following table provides the amounts and classification of payments (income/(expense)), between us and our collaboration partners:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2013	2012	2011
Revenues—Revenues(a)	$1,153	$1,640	$1,426
Revenues—Alliance revenues(b)	2,628	3,492	3,630
Total revenues from collaborative arrangements	3,781	5,132	5,056
Cost of sales(c)	(333)	(362)	(420)
Selling, informational and administrative expenses(d)	(279)	(290)	(237)
Research and development expenses(e)	(73)	(74)	(299)
Other (income)/deductions—net(f)	103	(15)	34

(a)	Represents sales to our partners of products manufactured by us.

(b)
Substantially all relate to amounts earned from our partners under co-promotion agreements. The decline in 2013 reflects declines in Enbrel (as a result of the expiration of our co-promotion agreement on October 31, 2013 in the U.S. and Canada) and Spiriva (as a result of the near-term expiration of the co-promotion collaboration in the U.S. and certain European countries, combined with the expiration of the collaboration in Australia, Canada and certain other European countries).

(c)	Primarily relates to royalties earned by our partners and cost of sales associated with inventory purchased from our partners.

(d)	Represents net reimbursements to our partners for selling, informational and administrative expenses incurred.

(e)
Primarily relates to net reimbursements, as well as upfront payments and pre-approval milestone payments earned by our partners. The upfront and milestone payments were as follows: $67 million in 2013, $44 million in 2012 and $210 million in 2011.

(f)
In 2013, includes royalties earned on sales of Enbrel in the U.S. and Canada after October 31, 2013. On that date, our co-promotion agreement for Enbrel in the U.S. and Canada expired, and we became entitled to royalties for a 36-month period.

The amounts disclosed in the above table do not include transactions with third parties other than our collaboration partners, or other costs associated with the products under the collaborative arrangements.
Under our collaboration agreements we paid post-approval milestones to collaboration partners of $175 million in 2013, $29 million in 2012 and $61 million in 2011. These payments were recorded in Identifiable intangible assets––Developed technology rights. We also received upfront and milestone payments from our collaboration partners of $128 million in 2013. These amounts are included on our consolidated balance sheets in deferred revenue and will be recognized into income over a multi-year period.

D. Equity-Method Investments

Investment in Hisun Pfizer Pharmaceuticals Company Limited (Hisun Pfizer)

On September 6, 2012, we and Zhejiang Hisun Pharmaceuticals Co., Ltd., a leading pharmaceutical company in China, formed a new company, Hisun Pfizer, to develop, manufacture, market and sell pharmaceutical products, primarily branded generic products, predominately in China. Hisun Pfizer was established with registered capital of $250 million, of which our portion was $122.5 million. On January 1, 2013, both parties transferred selected employees to Hisun Pfizer and contributed, among other things, certain rights to commercialized products and products in development, intellectual property rights, and facilities, equipment and distribution/customer contracts. Our contributions in 2013 constituted a business, as defined by U.S. GAAP, and included, among other things, the China rights to certain commercialized products and other products not yet commercialized and all associated intellectual property rights. As a result of the contributions from both parties, Hisun Pfizer holds a broad portfolio of branded generics covering cardiovascular disease, infectious disease, oncology, mental health, and other therapeutic areas. We hold a 49% equity interest in Hisun Pfizer.

We also entered into certain transition agreements designed to ensure and facilitate the orderly transfer of the business operations to Hisun Pfizer, primarily the Pfizer Products Transition Period Agreement and a related supply and promotional services agreement. These agreements provide for a profit margin on the manufacturing services provided by Pfizer to Hisun Pfizer and govern the supply, promotion and distribution of Pfizer products until Hisun Pfizer begins its own manufacturing and distribution. While intended to be transitional, these agreements may be extended by mutual agreement of the parties for several years and, possibly, indefinitely. These agreements are not material to Pfizer, and none confers upon us any additional ability to influence the operating and/or financial policies of Hisun Pfizer.

In connection with our contributions in the first quarter of 2013, we recognized a pre-tax gain of approximately $459 million in Other (income)/deductions––net, reflecting the transfer of the business to Hisun Pfizer (including an allocation of goodwill from our Emerging Markets reporting unit as part of the carrying amount of the business transferred). Since we hold a 49% interest in Hisun Pfizer, we have an indirect retained interest in the contributed assets; as such, 49% of the gain, or $225 million, represents the portion of the gain associated with that indirect retained interest.

In valuing our investment in Hisun Pfizer (which includes the indirect retained interest in the contributed assets), we used discounted cash flow techniques, utilizing a 11.5% discount rate, reflecting our best estimate of the various risks inherent in the projected cash flows, and a nominal terminal year growth factor. Some of the more significant estimates and assumptions inherent in this approach include: the amount and timing of the projected net cash flows, which include the expected impact of competitive, legal and/or regulatory forces on the products; the long-term growth rate, which seeks to project the sustainable growth rate over the long-term; and the discount rate, which seeks to reflect the various risks inherent in the projected cash flows, including country risk.

We are accounting for our interest in Hisun Pfizer as an equity-method investment, due to the significant influence we have over the operations of Hisun Pfizer through our board representation, minority veto rights and 49% voting interest. Our investment in Hisun Pfizer is reported as a private equity investment in Long-term investments, and our share of Hisun Pfizer's net income is recorded in Other (income)/deductions––net. As of December 31, 2013, the carrying value of our investment in Hisun Pfizer is approximately $1.4 billion, and the amount of our underlying equity in the net assets of Hisun Pfizer is approximately $770 million. The excess of the carrying value of our investment over our underlying equity in the net assets of Hisun Pfizer has been allocated, within the investment account, to goodwill and other intangible assets. The amount allocated to other intangible assets is being amortized into Other (income)/deductions––net over an average estimated useful life of 25 years.

Investment in ViiV Healthcare Limited

In 2009, we and GlaxoSmithKline plc created ViiV Healthcare Limited (ViiV), which is focused solely on research, development and commercialization of human immunodeficiency virus (HIV) medicines.

•
On August 12, 2013, the FDA approved Tivicay (dolutegravir), a product for the treatment of HIV-1 infection, developed by ViiV, an equity-method investee. This approval, in accordance with the agreement between GlaxoSmithKline plc and Pfizer, triggered a reduction in our interest in ViiV from 13.5% to 12.6% and an increase in GlaxoSmithKline plc's equity interest in ViiV from 76.5% to 77.4% effective October 1, 2013. As a result, in 2013, we recognized a loss of approximately $32 million in Other (income)/ deductions––net.

•
On October 31, 2012, ViiV acquired the remaining 50% of Shionogi-ViiV Healthcare LLC, its equity-method investee, from Shionogi & Co., Ltd. (Shionogi) in consideration for a 10% interest in ViiV (newly issued shares) and contingent consideration in the form of future royalties. As a result of this transaction, ViiV recorded a gain associated with the step-up on the 50% interest previously held by ViiV. Also, Pfizer's equity interest in ViiV was reduced from 15% to 13.5% and GlaxoSmithKline plc's equity interest was reduced from 85% to 76.5%. As a result of the above, in 2012 we recognized a gain of $44 million, which was recorded in Other (income)/deductions––net.

Investment in Laboratório Teuto Brasileiro

On November 8, 2010, we consummated our partnership to develop and commercialize generic medicines with Laboratório Teuto Brasileiro S.A. (Teuto), a leading generics company in Brazil. As part of the transaction, we acquired a 40% equity stake in Teuto, and entered into a series of commercial agreements. The partnership is enhancing our position in Brazil, a key emerging market, by providing access to Teuto’s portfolio of products. Under the terms of our purchase agreement with Teuto, we made an upfront payment at the closing of approximately $230 million. We have an option to acquire the remaining 60% of Teuto’s shares beginning in 2014, and Teuto’s shareholders have an option to sell their 60% stake to us beginning in 2015. The portion of the total arrangement consideration that was allocated to the net call/put option, based on relative fair values of the 40% equity investment and the net option, is being accounted for at cost less any impairment losses. Our investment in Teuto is accounted for under the equity method due to the significant influence we have over the operations of Teuto through our board representation, minority veto rights and 40% voting interest.

•
In 2013, we recorded a loss of $223 million related to the net call/put option and an impairment loss of $32 million related to our equity method investment, both of which were recorded in Other (income)/deductions––net.

•	In 2012, we made a performance-based milestone payment to Teuto of $91.5 million, which was recorded as an additional investment in Teuto.